SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2001
(December 4, 2001)

IASIS HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-94521	76-0450619

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

113 Seaboard Lane, Suite A-200 Franklin, Tennessee	37067

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 844-2747

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
PRESS RELEASE

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

99.1	Press Release dated December 4, 2001 and supplemental financial information.

Item 9. Regulation FD Disclosure.

On December 4, 2001, IASIS Healthcare Corporation issued a press release announcing its earnings for the fourth quarter and fiscal year ended September 30, 2001. For information regarding the earnings, reference is made to the press release dated December 4, 2001, and certain supplemental financial information, which are attached hereto as Exhibit 99.1 and incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE CORPORATION

		By:	/s/ W. Carl Whitmer

W. Carl Whitmer Executive Vice President and Chief Financial Officer
Date:	December 5, 2001

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EXHIBIT INDEX

No.	Exhibit

99.1	December 4, 2001 Press Release and supplemental financial information.